March 2019 Year end 2018 reserves presentation Exhibit 99.2

Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids, and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids, and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which TransAtlantic carries on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative, and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment, or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, which is available on our website at www.transatlanticpetroleum.com and at www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and TransAtlantic assumes no duty to update these statements contained in our Form 10-K as of any future date, except as required by law. The information set forth in this presentation does not constitute an offer, solicitation, or recommendation to sell or an offer to buy any securities of TransAtlantic. The information published herein is provided for informational purposes only. TransAtlantic makes no representation that the information and opinions expressed herein are accurate, complete, or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. This presentation may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside,” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by TransAtlantic. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. This presentation includes 1P, 2P, and 3P reserves based on a reserve report prepared by Degolyer & MacNaughton as of December 31, 2018 using forward strip pricing (“YE2018 D&M Strip-Pricing Reserve Report”) and a reserve report prepared by Degolyer & MacNaughton as of December 31, 2018 using SEC pricing (“YE2018 D&M SEC Reserve Report”). 1P reserves refer to proved reserves. 2P reserves refer to proved reserves plus probable reserves. 3P reserves refer to proved reserves plus probable reserves plus possible reserves. Proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Probable reserves are inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of probable reserves is an estimate of those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. Possible reserves are also inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of possible reserves is an estimate that might be achieved, but only under more favorable circumstances than are likely. When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates. Note on PV10 and PV20: The present value of estimated future net revenues is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs, and operating expenses, but before deducting future federal income taxes. The PV10 future net revenues have been discounted at an annual rate of 10% and the PV20 future net revenues have been discounted at an annual rate of 20% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves TransAtlantic owns. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. TransAtlantic believes that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV10 and PV20 are not measures of financial or operating performance under GAAP. Neither PV10 nor PV20 should be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Disclaimer DISCLAIMER Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries;finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids, and oil products; estimates of reserves and economic assumptions;the ability to produce and transport natural gas, natural gas liquids, and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which TransAtlantic carries on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative, and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment, or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018, which is available on our website at www.transatlanticpetroleum.com and at www.sec.gov. See also TransAtlantic’s audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and TransAtlantic assumes no duty to update these statements contained in our Form 10-K as of any future date, except as required by law. The information set forth in this presentation does not constitute an offer, solicitation, or recommendation to sell or an offerto buy any securities of TransAtlantic. The information published herein is provided for informational purposes only. TransAtlantic makes no representation that the information and opinions expressed herein are accurate, complete, or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or otheradvice. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. This presentation may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside,” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling orrecovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by TransAtlantic. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources. This presentation includes 1P, 2P, and 3P reserves based on a reserve report prepared by Degolyer & MacNaughton as of December 31, 2018 using forward strip pricing (“YE2018 D&M Strip-Pricing Reserve Report”) and a reserve report prepared by Degolyer & MacNaughton as of December 31, 2018 using SEC pricing (“YE2018 D&M SEC Reserve Report”). 1P reserves refer to proved reserves. 2P reserves refer to proved reserves plus probable reserves. 3P reserves refer to proved reserves plus probable reserves plus possible reserves. Proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible, from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidenceindicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. Probable reserves are inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of probable reserves is an estimate of those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. Whenprobabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates. Possible reserves are also inherently imprecise. When producing an estimate of the amount of oil and natural gas that is recoverable from a particular reservoir, an estimated quantity of possible reserves is an estimate that might be achieved, but only under more favorable circumstances than are likely. When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.Note on PV10 and PV20: The present value of estimated future net revenues is an estimate of future net revenues from a property at the date indicated, without giving effect to derivative financial instrument activities, after deducting production and ad valorem taxes, future capital costs, abandonment costs, and operating expenses,but before deducting future federal income taxes. The PV10 future net revenues have been discounted at an annual rate of 10% and the PV20 future net revenues have been discounted at an annual rate of 20% to determine their “present value.” The present value is shown to indicate the effect of time on the value of the net revenue stream and should not be construed as being the fair market value of the properties or the oil and natural gas reserves TransAtlantic owns. Estimates have been made using constant oil and natural gas prices and operating and capital costs at the date indicated, at its acquisition date, or as otherwise indicated. TransAtlantic believes that the present value of estimated future net revenues before income taxes, while not a financial measure in accordance with GAAP, is an important financial measure used by investors and independent oil and natural gas producers for evaluating the relative significance of oil and natural gas properties and acquisitions because the tax characteristics of comparable companies can differ materially. PV10 and PV20 are not measures of financial or operating performance under GAAP. Neither PV10 nor PV20 should be considered as an alternative to the Standardized Measure as defined under GAAP. The Standardized Measure represents the PV10 after giving effect to income taxes. Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) ofnatural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at theburner tip and does not represent a value equivalency at the wellhead. 2 | NYSE AMERICAN: TAT TSX: TNP

Oil priceS Year SEC BRENT FWD STRIP   ($/Bbl) ($/Bbl) 2017 YE $54.05 $54.89 2018 YE $72.08 $67.14 2019 $72.08 $55.83 2020 $72.08 $56.77 2021 $72.08 $57.89 2022 $72.08 $58.80 2023 $72.08 $59.99 OIL PRICES SEC VS. FORWARD STRIP PRICES $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 $45.00 YE2016 YE2017 YE2018 SEC Price Fwd Strip Gas (6-1 Boe) 2017 YE $54.05 $54.89 2018 YE$72.08 $67.14 2019$72.08 $55.83 2020$72.08 $56.77 2021$72.08 $57.89 2022$72.08 $58.80 2023$72.08 $59.99 Year SEC BRENT FWD STRIP ($/Bbl) ($/Bbl) 2016, 2017 vs. 2018 Forward Strip Prices YE2016 FWD STRIP YE2017 FWD STRIP YE2018 FWD STRIP $80.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 $75.00 2018 2019 2020 2021 2022 2023 2024 2025 3 | NYSE AMERICAN: TAT TSX: TNP

2018 year-end Reserves continuity (SEC) Development plan aligns future capital with growth potential in molla area Based on YE2018 D&M SEC Reserve Report 2018 YEAR-END RESERVES CONTINUITY (SEC) DEVELOPMENT PLAN ALIGNS FUTURE CAPITAL WITH GROWTH POTENTIAL IN MOLLA AREA PROVED RESERVES COMPARISON (SEC) 18.0 16.0 14.0 12.0 10.0 8.0 6.04.02.00.0 MMBOE 15.5 -1.1 -3.7 -2.6 -0.4 8.1 0.2 2.0 10.4 YE2017 Production selmo write-downs bahar write-downs technical revisions 2018 continuity price revisions yeniev reserve adds ye2018 Based on ye2018 D&M SEC Reserve report 4 | NYSE AMERICAN: TAT TSX: TNP

2018 year-end Reserves continuity PROVEN COMPANY RESERVE VALUE STAYS RELATIVELY FLAT IN VOLATILE PRICE ENVIRONMENT Based on YE2018 D&M SEC Reserve Report and YE2018 D&M Strip-Pricing Reserve Report 2018 YEAR-END RESERVES CONTINUITY PROVEN COMPANY RESERVE VALUE STAYS RELATIVELY FLAT IN VOLATILE PRICE ENVIRONMENT PROVED RESERVES VALUE COMPARISON (PV10) 350.0 300.0 250.0 200.0 150.0 100.0 50.0 0.0 MM$ $266.4 -$25.5 -$66.2 -$0.7 $173.9 $86.7 $60.0 $320.6 -$90.4 $230.2 YE2017 SEC selmo write-downs bahar write-downs technical revisions 2018 continuity price revisions yeniev reserve adds ye2018 sec sec to brent fwd revision ye 2018 brent fwd Based on year2018 D&M sec reserve report and ye2018 D&M strip-pricing reserve report 5 | NYSE AMERICAN: TAT TSX: TNP

Overview – sec vs. brent forward strip Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 1P + 2P + Possible (3P) YE2017 15.5 28.5 41.4 Production -1.1 -1.1 -1.1 Adds/Revisions -4.0 -11.2 -17.7 YE2018 10.4 16.3 22.6 Y/Y Change -33% -43% -45% Reserves/Production 9.8 15.3 21.3 Reserves (MMBoe) Proved (1P) 1P + Probable (2P) 1P + 2P + Possible (3P) YE2017 15.5 28.5 41.4 Production -1.1 -1.1 -1.1 Adds/Revisions -4.2 -11.4 -17.9 YE2018 10.2 16.1 22.4 Y/Y Change -34% -44% -46% Reserves/Production 9.6 15.1 21.1 BRENT SEC Reserves snapshot BRENT FORWARD Reserves snapshot Based on YE2018 D&M SEC Reserve Report and YE2018 D&M Strip-Pricing Reserve Report OVERVIEW –SEC VS. BRENT FORWARD STRIP BRENT SEC RESERVES SNAPSHOT Reserves(MMBOE) Proved(1P) 1P + Probable(2P) 1P + 2P + Possible(3P) YE2017 15.5 28.5 41.4 Production -1.1 -1.1 -1.1 Adds/Revisions -4.0 -11.2 -17.7 YE2018 10.4 16.3 22.6 Y/Y Change -33% -43% -45% Reserves/Production 9.8 15.3 21.3 BRENT FORWARD RESERVES SNAPSHOT Reserves (MMBOE) Proved(1P) 1P + Probable(2P) 1P + 2P + Possible(3P) YE2017 15.5 28.5 41.4 Production -1.1-1.1-1.1 Adds/Revisions -4.2-11.4-17.9 YE2018 10.2 16.1 22.4 Y/Y Change-34% -44% -46% Reserves/Production 9.6 15.1 21.1 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 MMBOE 15.5 10.4 28.5 16.3 41.4 22.6 proved (1P) 1P + probable (2P) 1P + 2P + possible (3P) MMBOE 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 15.5 10.2 28.5 16.1 41.4 22.4 Proved (1P) 1P + Probable (2P) 1P + 2P + Possible (3P) Based on ye2018 D&M sec reserve report and ye 2018 D&M strip-pricing reserve report 6 | NYSE AMERICAN: TAT TSX: TNP

TRANSATLANTIC CORPORATE RESERVES SUMMARY

YE2018 – DEGOLYER & MCNAUGHTON

SEC	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
1P	9,976	2,441	10,383	$320,625
2P	15,724	3,258	16,267	$476,481
3P	21,928	4,196	22,628	$648,955

BRENT FWD	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
1P	9,822	2,441	10,229	$230,206
2P	15,525	3,258	16,068	$348,015
3P	21,705	4,196	22,404	$484,416

SEC	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
PDP	4,575	424	4,645	$168,223
PDNP	472	1,833	777	$18,882
PUD	4,929	184	4,960	$133,520
Total Proved	9,976	2,441	10,383	$320,625
P2D	901	788	1,033	$33,389
P2U	4,847	30	4,852	$122,467
Total Prob	5,749	817	5,885	$155,856
P3D	1,132	906	1,283	$39,882
P3U	5,072	32	5,078	$132,592
Total Poss	6,204	938	6,360	$172,474
Total Developed	7,080	3,950	7,738	$260,377

BRENT FWD	OIL (MBO)	GAS (MMCF)	MBOE (MBOE)	PV10 (M$)
PDP	4,490	424	4,561	$122,816
PDNP	454	1,833	760	$15,354
PUD	4,877	184	4,908	$92,036
Total Proved	9,822	2,441	10,229	$230,206
P2D	896	788	1,027	$26,347
P2U	4,807	30	4,812	$91,461
Total Prob	5,703	817	5,839	$117,809
P3D	1,129	906	1,280	$31,676
P3U	5,051	32	5,057	$104,725
Total Poss	6,180	938	6,336	$136,401
Total Developed	6,969	3,950	7,627	$196,193

Based on YE2018 D&M SEC Reserve Report and YE2018 D&M Strip-Pricing Reserve Report

7 | NYSE AMERICAN: **TAT** TSX: **TNP**

TRANSATLANTIC Petroleum Ltd.

RESERVES RECONCILIATION

Value of Proved Reserves

The following table shows our estimated future net revenue of 1P Reserves at SEC Pricing, Standardized Measure, 1P-PV10 at SEC Pricing, 1P-PV10 at forward strip pricing, 2P-PV10 at forward strip pricing, 3P-PV10 at forward strip pricing, and Incremental 3P-PV20 at forward strip pricing as of December 31, 2018:

		Total (in thousands)
Future net revenue of 1P at SEC pricing	$	479,775
Total Standardized Measure (1)	$	266,157
Total 1P-PV10 at SEC pricing (2)	$	320,625
Total 1P-PV10 at strip pricing (2)	$	230,206
Total 2P-PV10 at strip pricing (2)	$	348,015
Total 3P-PV10 at strip pricing (2)	$	484,416
Incremental 3P-PV20 at strip pricing (2)	$	140,566

(1) DeGolyer and MacNaughton did not estimate the Standardized Measure.

(2) PV10 and PV20 values of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves TransAtlantic owns. Management believes that the presentation of PV10 and PV20, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV10 and PV20 are not measures of financial or operating performance under U.S. GAAP. PV10 and PV20 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The following table provides a reconciliation of our 1P-PV10 at SEC pricing to our Standardized Measure:

		Total (in thousands)
Total 1P-PV10	$	320,625
Future income taxes (1)	$	(77,533)
Discount of future income taxes at 10% per annum (1)	$	23,065
Standardized Measure	$	266,157

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure.

8 | NYSE AMERICAN: **TAT** TSX: **TNP**

TRANSATLANTIC Petroleum Ltd.

RESERVES RECONCILIATION (CONT.)

PREPARED STRIP PRICES TO SEC PV10 AND SMOG (1)

The following table provides a reconciliation of our 1P-PV10 at forward strip pricing to our Standardized Measure:

		Proved (1P)
		(in thousands)
Total PV10 at strip pricing	$	230,206
Adjustments relating to strip pricing and terminal volumes	$	90,419
Total PV10 at SEC pricing	$	320,625
Future income taxes discounted at 10% per annum	$	(54,468)
Standardized Measure (1)	**$**	**266,157**

The following table provides a reconciliation of our 2P-PV10 at forward strip pricing to our Standardized Measure:

		Proved + Probable (2P)
		(in thousands)
Total 2P-PV10 at strip pricing	$	348,015
Adjustments relating to strip pricing and terminal volumes	$	(117,809)
Total 1P-PV10 at strip pricing	$	230,206
Adjustments relating to strip pricing and terminal volumes	$	90,419
Total 1P-PV10 at SEC pricing	$	320,625
Future income taxes discounted at 10% per annum	$	(54,468)
Standardized Measure (1)	**$**	**266,157**

The following table provides a reconciliation of our 3P-PV20 at forward strip pricing to our Standardized Measure:

		Proved + Probable + Possible (3P)
		(in thousands)
PV20 of incremental possible at strip pricing	$	79,171
Adjustments relating to change in discount rate from 20% to 10%	$	57,230
PV10 of incremental possible at strip pricing	$	136,401
Total 2P-PV10 at strip pricing	$	348,015
Total 3P-PV10 at strip pricing	$	484,416
Adjustments relating to strip pricing and terminal volumes	$	164,539
Total 3P-PV10 at SEC pricing	$	648,955
Adjustments relating to incremental probable and possible volumes	$	(418,749)
Total 1P-PV10 at strip pricing	$	230,206
Adjustments relating to pricing and terminal volumes	$	90,419
Total 1P-PV10 at SEC pricing	$	320,625
Future income taxes discounted at 10% per annum	$	(54,468)
Standardized Measure (1)	**$**	**266,157**

(1) DeGolyer and MacNaughton did not estimate future income taxes, the discount of future income taxes at 10% per annum or the Standardized Measure

Note: The PV10 value of the estimated future net revenue is not intended to represent the current market value of the estimated oil and natural gas reserves TransAtlantic owns. Management believes that the presentation of PV10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV10 is not a measure of financial or operating performance under U.S. GAAP. PV10 should not be considered as an alternative to the Standardized Measure as defined under U.S. GAAP. The Standardized Measure represents the PV10 after giving effect to income taxes.

9 | NYSE AMERICAN: **TAT** TSX: **TNP**

TRANSATLANTIC Petroleum Ltd.

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